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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Current Report on Form 8-K of our report dated March 14, 2003 with respect to the financial statements of Apache Corporation and subsidiaries included in the Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission.


                                                /s/ Ernst & Young LLP
                                                ERNST & YOUNG LLP


Houston, Texas
June 13, 2003